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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM  8 - K


                                CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  April 21, 1997



                         NATIONAL  STEEL  CORPORATION

            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)



               1-983                               25-0687210
      (Commission File Number)          (IRS Employer Identification No.)



         4100 Edison Lakes Parkway, Mishawaka, IN            46545-3440
         (Address of principal executive offices)            (Zip Code)



    Registrant's telephone number, including area code:        219-273-7000
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ITEM 5.  OTHER EVENTS


National Steel Corporation issued a press release on April 21, 1997 reporting first quarter 1997 earnings. A copy of this press release is attached hereto as
Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99.1    Press release dated April 21, 1997.



                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 NATIONAL STEEL CORPORATION

Date:  April 30, 1997            By:  /s/Carl M. Apel
                                      ------------------------------------
                                      Carl M. Apel
                                      Vice President - Finance